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NEWS RELEASE                                         [LETTERHEAD]




FOR IMMEDIATE RELEASE
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Thurs., August 21, 1997




WELLS FARGO COMMENTS ON BERKSHIRE HATHAWAY FILING


   Berkshire Hathaway remains a substantial stockholder in Wells Fargo & Co. (NYSE: WFC). Wells Fargo understands that Berkshire Hathaway requests confidential treatment for its Wells Fargo holdings in its Form 13F filings with the Securities and Exchange Commission.



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